                                                                   Exhibit 10.30


                             STOCK PLEDGE AGREEMENT

                                    Dated as
                                of May 28, 1999


                                     among


                            COSO ENERGY DEVELOPERS,
                       a California general partnership,


                             COSO FINANCE PARTNERS,
                       a California general partnership,


                             COSO POWER DEVELOPERS,
                       a California general partnership,


                                      and

                        U.S. BANK NATIONAL ASSOCIATION,
                              as Collateral Agent

                               TABLE OF CONTENTS

                                                                                         Page
                                                                                         ----

Definitions.............................................................................    1
1.2 "UCC\...............................................................................    1
1.3 "Qualifying Facility"...............................................................    2
1.4 "FPA"...............................................................................    2
1.5 "PUHCA".............................................................................    2
1.6 "PURPA".............................................................................    2
2. Grant of Security Interest...........................................................    2
   2.1 Collateral.......................................................................    2
   2.2 Obligations......................................................................    2
3. Representations and Warranties.......................................................    2
   3.1 Organization and Existence.......................................................    3
   3.2 Authority, Enforceability........................................................    3
   3.3 Title; No Other Liens............................................................    3
   3.4 Collateral.......................................................................    3
   3.5 Perfection; Registration of Lien.................................................    3
   3.6 No Default.......................................................................    4
   3.7 Chief Executive Office and Principal Place of Business...........................    4
   3.8 No Violation.....................................................................    4
   3.9 Necessary Consents Obtained......................................................    4
4. Covenants and Agreements.............................................................    5


   4.1 Further Assurances...............................................................    5
   4.2 Stock Certificates...............................................................    5
   4.3 Stock Issuance...................................................................    5
   4.4 Certificated Interest............................................................    5
   4.5 Change in Location, Name, Etc....................................................    5
   4.6 Limitation on Liens on the Collateral............................................    5
   4.7 Bankruptcy Filing, etc...........................................................    6
   4.8 Obligations......................................................................    6
   4.9 Governmental Authority Requirement...............................................    6
   4.10 Indemnification.................................................................    6
   4.11 Taxes...........................................................................    7
5. Pledgor's Obligations Upon Event of Default..........................................    7
6. Remedies; Rights Upon Event of Default...............................................    7
7. Application of Proceeds..............................................................    9
8. Private Sales........................................................................    9
9. Authorized Actions...................................................................   10
10. Waivers.............................................................................   10
11. Security Interest Absolute..........................................................   11
12. Collateral Agent Appointed Attorney-in-Fact.........................................   11
    12.1 Powers.........................................................................   11
    12.2 Other Powers...................................................................   12
13. Trustee May Perform.................................................................   12


14. No Duty on Collateral Agent's Part, Limitation on Collateral Agent's Obligations....   13
    14.1 No Duty on Collateral Agent's Part.............................................   13
    14.2 Limitations on Obligations.....................................................   13
15. Reasonable Care.....................................................................   13
16. Role of Collateral Agent............................................................   13
17. Waiver of Trial by Jury.............................................................   13
18. Notices.............................................................................   14
19. Absence of Fiduciary Relation.......................................................   14
20. Survival of Representations and Warranties..........................................   14
21. No Waiver; Cumulative Remedies......................................................   15
22. Severability........................................................................   15
23. Exculpatory Provisions; Reliance by Collateral Agent................................   15
    23.1 Exculpatory Provisions.........................................................   15
    23.2 Reliance by Collateral Agent...................................................   16
24. Amendment...........................................................................   16
25. Successors and Assigns..............................................................   16
26. Number and Gender...................................................................   16
27. Subrogation, etc....................................................................   16
28. Captions............................................................................   17
29. Applicable Law......................................................................   17
30. Continuing Security Interest; Termination...........................................   17


31. Payments Set Aside..................................................................   17
32. Counterparts........................................................................   18
33. Non-Recourse........................................................................   18
34. Regarding the Collateral Agent......................................................   18

                             STOCK PLEDGE AGREEMENT
                             ----------------------


          This Stock Pledge Agreement ("Stock Pledge Agreement"), dated as of
                                        ----------------------
May 28, 1999, is executed by COSO FINANCE PARTNERS, a California general partnership ("Navy I"), COSO ENERGY DEVELOPERS, a California general partnership
              ------
("BLM"), and COSO POWER DEVELOPERS, a California general partnership ("Navy II",
                                                                       -------
with each of BLM and Navy I, a "Pledgor", and together, the "Pledgors"), in
                                -------                      --------
favor of U.S. Bank National Association in its capacity as collateral agent ("Collateral Agent"), for the benefit of U.S. Bank National Association in its
------------------
capacity as trustee ("Trustee") for the holders of all Senior Secured Notes
                      -------
issued pursuant to that certain Indenture dated as of May 28, 1999 (the "Indenture") among Trustee, Pledgors, and Caithness Coso Funding Corp. (the
----------
"Issuer") (such notes, the "Senior Secured Notes", and the holders thereof, the
                            --------------------
"Holders of the Senior Secured Notes") and all the Permitted Additional Senior
 -----------------------------------
Lenders (as defined in the Indenture).


                                    RECITALS
                                    --------

          A. Pledgors own all of the issued and outstanding capital stock of Issuer (together with any such stock issued and outstanding in the future, the "Stock").
 -----

          B. Issuer has, simultaneously with the execution and delivery of this Stock Pledge Agreement, issued $413,000,000 of Senior Secured Notes (the "Issuance"), the proceeds of which will be used to make loans to Pledgors.
 --------

          C. Pursuant to the Indenture, Issuer has assumed certain Obligations (as defined below) in connection with the Issuance.

                                   AGREEMENT
                                   ---------


          NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Pledgors hereby agree with the Collateral Agent as follows:

          1.   Definitions.
               -----------

               1.1 Unless otherwise defined, all capitalized terms used herein which are defined in the Indenture shall have their respective meanings therein defined, and all terms defined in the UCC shall have the respective meanings given to those terms in the UCC.

               1.2  "UCC" shall mean the Uniform Commercial Code as the same
                     ---
may, from time to time, be in effect in the State of New York; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

               1.3 "Qualifying Facility" shall mean a "qualifying small power
                    -------------------
production facility" in accordance with PURPA and the rules and regulations of FERC under PURPA relating thereto.

               1.4 "FPA" shall mean the Federal Power Act of 1925, as amended.
                    ---

               1.5 "PUHCA" shall mean the Public Utility Holding Company Act of
                    -----
1935, as amended.

               1.6 "PURPA" shall mean the Public Utility Regulatory Policies Act
                    -----
of 1978, as amended, and the regulations promulgated thereunder.

          2.   Grant of Security Interest.
               --------------------------

               2.1  Collateral. As security for the prompt and complete payment
                    ----------
and performance when due (whether at stated maturity, by acceleration or otherwise) of any and all of the Obligations (as defined below) now existing or hereafter arising, and howsoever evidenced, each Pledgor hereby collaterally assigns, conveys, mortgages, pledges, hypothecates and transfers to Collateral Agent for the benefit of Trustee, the Holders of the Senior Secured Notes and all Permitted Additional Senior Lenders, if any, and grants and creates a lien on and a first priority security interest (the "Security Interest") in favor of
                                                -----------------
Collateral Agent for the benefit of Trustee, the Holders of the Senior Secured Notes and all Permitted Additional Senior Lenders, if any, in, all of its right, title and interest in and to the Stock, whether presently owned or hereafter acquired, including, without limitation, the Stock described in Schedule 2.1 hereto, and all proceeds thereof, including, without limitation, dividends and other property received and receivable by Pledgor in connection with the Stock, other than dividends and other distributions made by Issuer in compliance with the other Financing Documents (the Stock and such proceeds to be referred to herein collectively as the "Collateral"). Pledgors hereby agree to provide to
                            ----------
Collateral Agent an amended Schedule 2.1 from time to time which includes Stock existing after the Closing Date. In connection herewith, Pledgor hereby agrees to execute the Form of Control Agreement attached hereto as Exhibit A, and the Irrevocable Proxy attached hereto as Exhibit B.

               2.2  Obligations.  This Stock Pledge Agreement secures, in
                    -----------
accordance with the provisions hereof, payment and performance of Issuer's obligations under the Indenture including, but not limited to, the payment of all amounts owed to Collateral Agent, Trustee, the Holders of the Senior Secured Notes and the Permitted Additional Senior Lenders, if any, of every kind and description and any agreement pursuant to which any other Senior Indebtedness is created (the "Obligations"), whether direct or indirect, joint or several,
              ------------
absolute or contingent, liquidated or unliquidated, now or hereafter existing, renewed or restructured, reinstated, created or incurred.

          3.   Representations and Warranties. Each Pledgor hereby represents
               ------------------------------
and warrants, solely with respect to itself, as follows:

          3.1 Organization and Existence.  As of the date of this Agreement,
              --------------------------
Pledgor is a general partnership duly organized and validly existing under the laws of the State of California. Pledgor is duly qualified, authorized to do business and in good standing in California and each other jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary.

          3.2 Authority, Enforceability. Pledgor has full corporate power and
              -------------------------
authority to enter into and perform this Stock Pledge Agreement and the entering into and performance of such agreement by Pledgor has been duly authorized by all proper and necessary corporate action. This Stock Pledge Agreement, when executed and delivered by Pledgor and any other party hereto, will constitute the legally valid and binding obligation of Pledgor, enforceable in accordance with its terms.

          3.3 Title; No Other Liens.  Pledgor is the legal and beneficial owner
              ---------------------
of its Collateral in existence on the date hereof and will be the sole owner of any Collateral hereafter acquired by it, free and clear of any and all Liens or claims of others except for Permitted Liens, and Pledgor has full corporate power and authority to grant the liens and security interests in and to the Collateral hereunder. Except with respect to the Holders of the Senior Secured Notes and the Permitted Additional Senior Lenders, if any, and as required under this Stock Pledge Agreement, no security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, and no lien or security interest on or in the Collateral has been registered in the registration books maintained by Issuer in which all capital stock of Issuer is recorded, except such as may have been filed in favor of Collateral Agent for the benefit of Trustee, the Holders of the Senior Secured Notes and the Permitted Additional Senior Lenders, if any, pursuant to this Stock Pledge Agreement.

          3.4 Collateral.  All of the Collateral constituting shares of Capital
              ----------
Stock are, and future collateral constituting shares of Capital Stock will be, validly issued, fully paid and nonassessable securities of Issuer. The Collateral includes all of the issued and outstanding shares of capital stock of Issuer. Except for the Collateral, there are no outstanding options, warrants or other rights to subscribe for or purchase voting or non-voting capital stock of Issuer from Issuer, nor any notes, bonds, debentures or other evidences of indebtedness that (1) are at any time convertible into capital stock of Issuer, or (2) have or at any time would have voting rights with respect to Issuer.

          3.5 Perfection; Registration of Lien. Financing statements or other
              --------------------------------
appropriate instruments have been filed or deposited for filing pursuant to the UCC in such public offices as may be necessary to perfect the Security Interest granted or purported to be granted hereby to the extent such Security Interest may be perfected by the filing of a financing statement. All other action by Pledgor, and, to Pledgor's knowledge, by any other Person necessary or desirable to perfect the Security Interest in each item of the Collateral, has been duly taken. Subject to the requirements contained in the UCC with respect to the filing of continuation statements, this Stock Pledge Agreement constitutes a valid and continuing Lien, on and, upon possession and retention in New York by the Collateral Agent of the stock certificates perfected Security Interest in the Collateral in favor of Collateral Agent for the benefit of Trustee, the Holders of the Senior Secured Notes and the Permitted Additional Senior Lenders, if any, superior and prior to the rights of all Persons, whether the Collateral subject to the Security Interest is now owned by Pledgor or is hereafter acquired.

          3.6 No Default.  Pledgor is not in default in the performance,
              ----------
observance or fulfillment of any of the material obligations, covenants or conditions applicable to Pledgor contained in any Financing Document to which it is a party.

          3.7 Chief Executive Office and Principal Place of Business. The chief
              ------------------------------------------------------
executive office and principal place of business of each Pledgor, and the place where each Pledgor keeps its records concerning the Collateral, is, respectively:

          Coso Energy Developers
          c/o Caithness Energy L.L.C.
          1114 Avenue of the Americas, 41st Floor
          New York, NY 10036-7790

          Coso Finance Partners
          c/o Caithness Energy L.L.C.
          1114 Avenue of the Americas, 41st Floor
          New York, NY 10036-7790

          Coso Power Developers
          c/o Caithness Energy L.L.C.
          1114 Avenue of the Americas, 41st Floor
          New York, NY 10036-7790


          3.8 No Violation.  The execution, delivery and performance of this
              ------------
Agreement do not (i) violate any laws, rules or regulations applicable to Pledgor, (ii) violate any provision of, or result in the breach or the acceleration of or entitle any Person to accelerate (whether after the giving of notice or lapse of time or both) any obligation under any material indenture, mortgage, lien, lease agreement, license, instrument, guaranty or other document to which Pledgor is a party or by which Pledgor or its property is bound, or
(iii) result in the creation or imposition of any lien upon any property, asset or reserve of Pledgor (except such liens as may be created in favor of Collateral Agent pursuant to this Stock Pledge Agreement).

          3.9 Necessary Consents Obtained.   No consent, approval, order or
              ---------------------------
authorization of, or registration, declaration or filing with, any Governmental Authority or other Person (including, without limitation, the partners or shareholders of any Person) is required in connection with the execution, delivery and performance of this Stock Pledge Agreement, except such consents, approvals, orders, authorizations, registrations, declarations and filings that are so required and which have been obtained and are in full force and effect.

     4.   Covenants and Agreements.  Each Pledgor hereby covenants and agrees
          ------------------------
to faithfully observe and fulfill, and cause to be observed and fulfilled, each and all of the following covenants until all Obligations have been paid and performed in full:

          4.1 Further Assurances.  Pledgor shall, from time to time at Pledgor's
              ------------------
expense, and upon request by Collateral Agent, promptly execute and deliver all further instruments and documents, and take all further action that may be necessary or required, or that Collateral Agent reasonably determines may be necessary, in order to perfect and protect the Security Interest granted or purported to be granted by it hereby or to enable Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to the Collateral.

          4.2 Stock Certificates.   Pledgor shall promptly deliver to Collateral
              ------------------
Agent all originals of certificates and other documents, instruments and agreements evidencing the Collateral which are now held or hereafter received by Pledgor, together with such blank stock powers executed by Pledgor as necessary to enable Collateral Agent to exercise and enforce its rights and remedies hereunder.

          4.3 Stock Issuance.   Pledgor shall not, except as expressly permitted
              --------------
by the Financing Documents, hereafter vote to enable, or take any other action to permit, Issuer to issue any additional stock other than the Stock issued and outstanding on the date hereof.

          4.4 Certificated Interest.   If Pledgor shall become entitled to
              ---------------------
receive or shall receive any certificate, instrument, option or rights, whether as an addition to, in substitution of, or in exchange for the Collateral or any part thereof, or otherwise, Pledgor shall accept any such certificate, instrument, option or rights as Collateral Agent's agent, shall hold them in trust for Collateral Agent, and shall deliver them forthwith to Collateral Agent in the exact form received, with Pledgor's endorsement when necessary, or accompanied by duly executed instruments of transfer or assignment in blank or, if requested by Collateral Agent, an additional pledge agreement or security agreement executed and delivered by Pledgor, all in form and substance satisfactory to enable Collateral Agent to exercise and enforce its rights and remedies hereunder, to be held by Collateral Agent, subject to the terms hereof, as further Collateral for the Obligations.

          4.5 Change in Location, Name, Etc.   Pledgor may change the location
              -----------------------------
of its chief executive office, principal place of business or the office where such records are kept to another location in the United States after giving Collateral Agent thirty (30) days' advance written notice of such change. Without thirty (30) days' advance written notice to Collateral Agent, Pledgor shall not adopt any trade name or fictitious business name.

          4.6 Limitation on Liens on the Collateral.   Pledgor shall not
              -------------------------------------
surrender or lose possession of (other than to Collateral Agent), sell, encumber, lease, rent or otherwise dispose of or transfer, any Collateral, and shall keep the Collateral free of all Liens except those created hereunder and Permitted Liens and defend the right, title and interest of Collateral Agent in and to any of such Collateral against the claims and demands of all Persons.

          4.7  Bankruptcy Filing, Etc.  Pledgor shall not authorize or permit
               ----------------------
Issuer (i) to commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of Issuer, (ii) to consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against Issuer or (iii) to make a general assignment for the benefit of its creditors. Neither Pledgor nor any of its Affiliates shall commence or join with any other Person (other than the Holders of the Senior Secured Notes and the Permitted Additional Senior Lenders, if any) in commencing any proceeding against Issuer under any bankruptcy, reorganization, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction.

          4.8  Obligations.   Pledgor acknowledges and agrees that its rights to
               -----------
receive any payments from Issuer, or arising out of or in connection with Pledgor's interest in Issuer, shall be payable by Issuer only from funds available to Issuer upon distributions pursuant to the Depositary Agreement or any provision of the Indenture expressly providing for distribution, payment or release of funds to Issuer, and only so long as such distribution, payment or release is made in accordance with the Depositary Agreement and the Indenture. Pledgor also agrees that any distributions made by Issuer to it that do not comply with the Depositary Agreement and the Indenture shall be restored to Issuer by Pledgor by deposit into an account designated by Collateral Agent, promptly upon demand by Collateral Agent or Issuer or upon Pledgor becoming aware of receipt of such non-complying distribution.

          4.9  Governmental Authority Requirement.   Pledgor shall not take or
               ----------------------------------
omit to take (or suffer such taking or omission of) any action (unless ordered to do so by a competent Governmental Authority having jurisdiction) in respect of Pledgor or Issuer and their respective businesses if, as a consequence directly or indirectly of such action or omission, Issuer or Pledgor were to become subject to regulation by any Governmental Authority as (i) a "public utility company," an "electric utility," an "electric utility holding company," a "public utility holding company" or a subsidiary or affiliate of any of the foregoing under PUHCA (other than under Section 9(a)(2) of PUHCA) or (ii) an "electric utility holding company" within the meaning of 18 C.F.R. Part 292. Pledgor shall not do anything or cause, suffer or permit anything to be done (other than the exercise by others of remedies under the Financing Documents), which may cause the Project to lose its status as a Qualifying Facility.

          4.10 Indemnification.  Pledgor shall defend, indemnify and hold
               ---------------
harmless Collateral Agent, Trustee, the Holders of the Senior Secured Notes and the Permitted Additional Senior Lenders, if any, and their respective officers, directors and employees, from and against any and all costs, expenses, disbursements, liabilities, obligations, losses, damages, injunctions, judgments, suits, actions, causes of action, fines, penalties, claims and demands, of every kind or nature (including, without limitation, reasonable attorney's fees and expenses) which are occasioned by or result from any (i) failure by Pledgor to perform any of the terms, agreements, or covenants to be performed by Pledgor under this Stock Pledge Agreement and (ii) proceeding or action to enforce brought by Collateral Agent pursuant to this Stock Pledge

Agreement or which arise out of any such agreement unless due solely to the gross negligence or willful misconduct of Collateral Agent.

          4.11  Taxes.  Pledgor shall pay, and save the Collateral Agent
                -----
harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamps, excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Stock Pledge Agreement.

     5.   Pledgor's Obligations Upon Event of Default.   If an Event of Default
          -------------------------------------------
under the Indenture shall occur and be continuing (i) all payments received by such Pledgor under or in connection with any of the Collateral shall be held by each Pledgor in trust for Collateral Agent, shall be segregated from other funds of Pledgor and shall, forthwith upon receipt by such Pledgor, be turned over to Collateral Agent or its designee in the same form as received by Pledgor (duly endorsed by Pledgor to Collateral Agent, if requested), and (ii) any and all such payments so received by Collateral Agent or its designee (whether from Pledgor or otherwise) may, in the sole discretion of Collateral Agent or its designee, be held by Collateral Agent or such designee as collateral security for, and/or then or at any time thereafter be applied, subject only to the relevant provisions of the Depositary Agreement or as otherwise may be required by applicable law, in whole or in part by Collateral Agent or its designee in the manner specified in Section 7 hereof.

     6.   Remedies; Rights Upon Event of Default.   Until an Event of Default
          --------------------------------------
shall have occurred and be continuing under the Indenture and Collateral Agent shall have given notice to the relevant Pledgor of Collateral Agent's intent to exercise its rights pursuant to Subparagraph 6.5 below, each Pledgor shall be permitted (a) to receive all dividends paid on Stock (other than dividends paid in additional capital stock unless such additional capital stock is pledged to Collateral Agent for the benefit of Trustee, the Holders of the Senior Secured Notes and the Permitted Additional Senior Lenders, if any, pursuant to a Pledge Agreement in the form of this Stock Pledge Agreement) which are expressly permitted by the Financing Documents and (b) to exercise all voting and corporate rights with respect to the such capital stock; provided however, that no vote shall be cast or corporate right exercised or other action taken with respect to the Collateral or which would be inconsistent with or result in any violation of any provision of this Stock Pledge Agreement, the Indenture or any other Financing Agreement. The Collateral Agent makes no representations as to the value or condition of the Collateral and shall incur no liability in respect thereof. Upon the occurrence and during the continuance of an Event of Default under the Indenture, Collateral Agent, for the benefit of and on behalf of Trustee, the Holders of the Senior Secured Notes and the Permitted Additional Senior Lenders, if any, may, subject to the provisions of the Financing Documents and the notice and other requirements of applicable law, do one or more of the following:

          6.1 exercise the rights of acceleration set forth in Section 5.02 of the Indenture;

          6.2 upon notice to the relevant Pledgor, which notice need not be in writing, make such payments and do such acts as Collateral Agent may deem necessary to protect, perfect or continue the perfection of the Security Interest of the Collateral Agent on behalf of the Holders of the Senior Secured Notes and the Permitted Additional Senior Lenders, if any, in the Collateral, including, without limitation, paying, purchasing, contesting or compromising any Lien which is, or purports to be, prior to or superior to the Security Interest granted hereunder, and commencing, appearing or otherwise participating in or controlling any action or proceeding purporting to affect the Security Interest in or ownership of the Collateral;

          6.3 foreclose on the Collateral as herein provided or in any manner permitted by law and exercise any and all of the rights and remedies conferred upon the Trustee by the Security Documents or by laws either concurrently or in such order as Collateral Agent may determine without affecting the rights or remedies to which the Trustee, the Depositary, the Holders of the Senior Secured Notes or the Permitted Additional Senior Lenders, if any, may be entitled under any Security Documents. Each Pledgor hereby waives, to the extent permitted by applicable law, notice and judicial hearing in connection with Collateral Agent's taking possession or collection, recovery, receipt, appropriation, repossession, retention, set-off, sale, leasing, conveyance, assignment, transfer or other disposition of or realization upon any or all of the Collateral, including, without limitation, any and all prior notice and hearing for any prejudgment remedy or remedies and any such right which Pledgor would otherwise have under the constitution or any statute or other law of the United States of America or of any state;

          6.4 without notice, except as specified below, sell the Collateral, or any part thereof, in one or more parcels at public or private sale, at any of Collateral Agent's offices or elsewhere, at such time or times, for cash, on credit or for future delivery, and at a commercially reasonable price or prices and on other commercially reasonable terms. Pledgor agree that, to the extent notice of sale shall be required by law, at least ten (10) business days' notice to the relevant Pledgor of the time and the place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. At any sale of the Collateral, if permitted by law, Collateral Agent may bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) for the purchase of the Collateral or any portion thereof for the account of Collateral Agent on behalf of Trustee, the Holders of the Senior Secured Notes and the Permitted Additional Senior Lenders, if any. Collateral Agent shall not be obligated to make any sale of the Collateral regardless of notice of sale having been given. Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Collateral Agent shall incur no liability as a result of the manner of sale of the Collateral, or any part thereof, at any private sale conducted in a commercially reasonable manner. Each Pledgor hereby waives, to the extent permitted by applicable law, any claims against Collateral Agent arising by reason of the fact that the price at which the Collateral, or any part thereof, may have been sold at a private sale was less than the price which might have been obtained at public sale or was less than the aggregate amount of the Obligations, even if Collateral Agent accepts the first offer received which Collateral Agent in good faith deems to be commercially reasonable under the circumstances and does not offer the Collateral to more than one offeree. To the full extent permitted by law, each Pledgor shall have the burden of proving that any such sale of the Collateral was conducted in a commercially unreasonable manner. To the extent permitted by law, Pledgor hereby specifically waives all rights of redemption, stay or appraisal which they have or may have under any law now existing or hereafter enacted. Each Pledgor authorizes Collateral Agent, at any time and from time to time, to execute, in connection with a sale of the Collateral pursuant to the provisions of this Stock Pledge Agreement, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral;

          6.5 upon notice to the relevant Pledgor, register the Collateral in the name of Collateral Agent or its nominee as pledgee or otherwise take such action as Collateral Agent shall in its sole discretion deem necessary or desirable with respect to the Collateral, and Collateral Agent or its nominee may thereafter, in its sole discretion, without notice, exercise all voting, consent, managerial and other rights relating to the Collateral and exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to the Collateral as if it were the absolute owner thereof, including, without limitation, all rights of such Pledgor, including, without limitation, the right to (i) receive all permitted distributions, if any, made for the account of Pledgor and (ii) exchange any and all of the Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of Issuer, all without liability except to account for property actually received by Collateral Agent, but Collateral Agent shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing; and

          6.6 exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party after default under the UCC.

     7.   Application of Proceeds.   The net proceeds of any foreclosure,
          -----------------------
collection, recovery, receipt, appropriation, realization or sale of the Collateral shall be applied in the order of priority specified in Section 5.10 of the Indenture. If all Obligations and any other amounts due under this Stock Pledge Agreement have been indefeasibly paid, satisfied and discharged in full, any surplus then remaining shall be paid to the Pledgors, if they are lawfully entitled to receive the same, or shall be paid to whomsoever a court of competent jurisdiction may direct.

     8.   Private Sales.    Pledgors recognize that Collateral Agent may be
          -------------
unable to effect a public sale of any or all the Stock, by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Securities Act") and applicable state securities laws or otherwise, and may be
---------------
compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Pledgors each acknowledge and agree that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. Collateral Agent shall be under no obligation to delay a sale of any of the Stock for the period of time necessary to permit Issuer to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if Issuer would agree to do so.

          9.   Authorized Actions.   Each Pledgor authorizes Collateral Agent,
               ------------------
in its discretion, without notice to Pledgor, irrespective of any change in the financial condition of Issuer or such Pledgor since the date hereof, and without affecting or impairing in any way the liability of such Pledgor hereunder, from time to time to (i) create new Obligations, and, either before or after receipt of notice of revocation, renew, compromise, extend, accelerate or otherwise change the time for payment or performance of, or otherwise change the terms of the Obligations or any part thereof, including increase or decrease of the rate of interest thereon; (ii) take and hold security for the payment or performance of the Obligations and exchange, enforce, waive or release any such security;
(iii) apply such security and direct the order or manner of sale thereof; (iv) purchase such security at public or private sale; (v) otherwise exercise any right or remedy it may have against Issuer, such Pledgor or any security, including, without limitation, the right to foreclose upon any such security by judicial or nonjudicial sale; (vi) settle, compromise with, release or substitute any one or more makers, endorsers or guarantors of the Obligations; and (vii) assign the Obligations, this Stock Pledge Agreement, or the other Financing Agreements in whole or in part (subject to the terms and conditions of the Indenture).

          10.  Waivers.   (A) Each Pledgor waives (a) any right to require
               -------
Collateral Agent to (i) proceed against Issuer, (ii) proceed against or exhaust any security received from Issuer or (iii) pursue any other remedy in Collateral Agent's power whatsoever; (b) any defense resulting from the absence, impairment or loss of any right of reimbursement or subrogation or other right or remedy of Pledgor against Issuer or any security, whether resulting from an election by Collateral Agent to foreclose upon security by nonjudicial sale, or otherwise;
(c) any setoff or counterclaim of Issuer or any defense which results from any disability or other defense of Issuer or the cessation or stay of enforcement from any cause whatsoever of the liability of Issuer; (d) any right to exoneration of sureties which would otherwise be applicable; (e) any right of subrogation or reimbursement and any right of contribution, and right to enforce any remedy which Collateral Agent now has or may hereafter have against Issuer, and any benefit of, and any right to participate in, any security now or hereafter received by Collateral Agent until the Obligations have been paid and the covenants of the Financing Documents have been performed in full; (f) all presentments, demands for performance, notices of non-performance, protests, notice of dishonor, and notices of acceptance of this Agreement and of the existence, creation or incurring of new or additional Obligations; (g) the benefit of any statute of limitations (to the extent permitted by law); (h) any right to be informed by Collateral Agent of the financial condition of Issuer or any change therein or any other circumstances bearing upon the risk of nonpayment or nonperformance of the Obligations; (i) all suretyship and guarantor's defenses generally; (j) all rights to insist upon, plead or in any manner whatever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension, marshaling of assets, redemption or similar law, or exemption, whether now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance by Pledgor of its obligations under, or the enforcement by Collateral Agent of, this Stock Pledge Agreement; (k) any requirement on the part of Collateral Agent to mitigate the damages resulting from any default; and (l) except as otherwise specifically set forth herein, all rights of notice and hearing of any kind prior to the exercise of rights by Collateral Agent upon the occurrence and during the continuation of an Event of Default to repossess with judicial process or to replevy, attach or levy upon the Collateral. To the extent permitted by law, each Pledgor waives the posting of any bond otherwise required of Collateral Agent in connection with any judicial process or proceeding to obtain possession of, replevy, attach, or levy upon the Collateral, to enforce any judgment or other security for the Obligations, to enforce any judgment or other court order entered in favor of Collateral Agent, or to enforce by specific performance, temporary restraining order, preliminary or permanent injunction, this Stock Pledge Agreement or any other agreement or document between Pledgor, Collateral Agent and Trustee. Each Pledgor has the ability and assume the responsibility for keeping informed of the financial condition of Issuer and of other circumstances affecting nonpayment and nonperformance risks.

     (B) If Collateral Agent may, under applicable law, proceed to realize its benefits under any of the Financing Documents giving Collateral Agent a Lien upon any Collateral or any property of Issuer or any other Person, whether owned by Issuer or by any other Person, either by judicial foreclosure or by nonjudicial sale or enforcement, Collateral Agent may, at its sole option, determine which of its remedies or rights it may pursue without affecting any of the rights and remedies of Collateral Agent under this Agreement. In the event Collateral Agent shall bid at any foreclosure or trustee's sale or at any private sale permitted by law or the Financing Documents, Collateral Agent may bid all or less than the amount of the Obligations.

     11.  Security Interest Absolute.  All the rights of Collateral Agent, the
          --------------------------
Holders of the Senior Secured Notes and the Permitted Additional Senior Lenders, if any, and the Security Interest and all obligations of each Pledgor hereunder shall be absolute and unconditional irrespective of:

          11.1 any lack of validity or enforceability of the Transaction Documents or any other agreement or instrument relating thereto; and

          11.2 the failure by a Pledgor to fulfill its obligations under this Stock Pledge Agreement.

     12.  Collateral Agent Appointed Attorney-in-Fact.
          -------------------------------------------

          12.1 Powers. Each Pledgor hereby irrevocably constitutes and appoints
               ------
Collateral Agent and any officer or agent thereof with full power of substitution, as such Pledgor's true and lawful attorney-in-fact (which appointment as attorney-in-fact shall be coupled with an interest), with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time upon the occurrence and during the continuance of any Event of Default under the Indenture in Collateral Agent's discretion, to take any action and to execute any and all documents and instruments which Collateral Agent may deem necessary or advisable to accomplish the purposes of this Stock Pledge Agreement, without notice to Pledgor, including, without limitation:

               12.1.1 to exercise all rights, powers and privileges to the same extent Pledgor shall have been entitled under applicable law, including, without limitation, all voting rights of Pledgor as holder of capital stock of Issuer;

               12.1.2 to receive, endorse and collect all instruments made payable to any Pledgor representing any interest payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Collateral Agent for the purpose of collecting any and all of such dividends, payments or other distributions;

               12.1.3 to pay or discharge taxes and liens levied or placed on the Collateral; and

               12.1.4 (a) to direct any party liable for any payment in respect of or arising out of any of the Collateral to make payment of any and all moneys due or to become due in connection therewith directly to Collateral Agent or as Collateral Agent shall otherwise direct, (b) to ask or make demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral,
(c) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral, (d) to defend any suit, action or proceeding brought against Pledgor with respect to any Collateral, (e) to settle, compromise or adjust any suit, action or proceeding described in clause (d) above and, in connection therewith, to give such discharges or releases as Collateral Agent acting in good faith may deem appropriate and (f) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Collateral Agent were the absolute owner thereof for all purposes, and (g) to do, at Collateral Agent's option and at Pledgor' expense, at any time, or from time to time, all acts and things which Collateral Agent acting in good faith deems necessary to protect, preserve or realize upon the Collateral and the Security Interest granted herein and to effect the intent of this Stock Pledge Agreement, all as fully and effectively as Pledgor might do.

          12.2 Other Powers.   Each Pledgor further authorizes Collateral Agent,
               ------------
at any time and from time to time (i) to execute, in connection with any sale provided for hereunder, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral and (ii) to the full extent permitted by applicable law, to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of such Pledgor.

     13.  Collateral Agent May Perform.   Upon the occurrence and during the
          ----------------------------
continuance of an Event of Default under the Indenture, Collateral Agent, without releasing any Pledgor from any obligation, covenant or condition hereof, itself may make any payment or perform, or cause the performance of, any such obligation, covenant, condition or agreement or any other action in such manner and to such extent as Collateral Agent may deem necessary to protect, perfect or continue the perfection of the Security Interest of the Holders of the Senior Secured Notes and the Permitted Additional Senior Lenders, if any, in the Collateral. Any costs or expenses incurred by Collateral Agent in connection with the foregoing shall be governed by the Indenture and the Financing Documents, and constitute Obligations secured hereby.

          14.  No Duty on Collateral Agent's Part; Limitation on Collateral
               ------------------------------------------------------------
Agent's Obligations.
-------------------

               14.1  No Duty on Collateral Agent's Part.  The powers conferred
                     ----------------------------------
on Collateral Agent hereunder are solely to protect Collateral Agent's interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Collateral Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers.

               14.2  Limitations on Obligations.  Without limiting the
                     --------------------------
effectiveness of Section 33 hereof, anything herein to the contrary notwithstanding, each Pledgor shall remain liable under any Transaction Document to which it is a party to the extent set forth therein to perform all of its duties and obligations thereunder, to the same extent as if this Stock Pledge Agreement had not been executed. The exercise by Collateral Agent of any of the rights or remedies hereunder shall not release any Pledgor from any of its duties or obligations under any Transaction Document to which it is a party. All of the Collateral is hereby assigned to Collateral Agent solely as security, and Collateral Agent shall have no duty, liability or obligation whatsoever with respect to any of the Collateral, unless Collateral Agent so elects in writing consistent with its rights under this Stock Pledge Agreement.

     15.  Reasonable Care.   Collateral Agent shall exercise the same degree of
          ---------------
care hereunder as it exercises in connection with similar transactions for its own account. Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which Collateral Agent accords or would accord collateral held by Collateral Agent in similar transactions for its own account. Without limiting the generality of the foregoing and except as otherwise provided by applicable law, Collateral Agent shall not be required to marshall any collateral, including, without limitation, the Collateral subject to the Security Interest created hereby and any guaranties of the Obligations, or to resort to any item of Collateral or guaranties in any particular order; and all of Collateral Agent's rights hereunder and in respect of such Collateral and guaranties shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, each Pledgor hereby (a) agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of Collateral Agent's rights under this Stock Pledge Agreement or under any other instrument evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or guaranteed and (b) irrevocably waives the benefits of all laws and any and all rights to equity of redemption or other rights of redemption that it may have in equity or at law with respect to the Collateral.

     16.  Role of Collateral Agent.  The rights, duties, liabilities and
          ------------------------
immunities of Collateral Agent and its appointment and replacement hereunder shall be governed by the Indenture.

     17.  Waiver of Trial by Jury.   WITH REGARD TO THIS STOCK PLEDGE AGREEMENT
          -----------------------
EACH OF PLEDGORS AND COLLATERAL AGENT HEREBY WAIVE

THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING AND FOR ANY COUNTERCLAIM THEREIN.

     18.  Notices.  All notices, demands, requests and other required or
          -------
permitted hereunder shall be in writing, and shall be given and deemed to have been given in accordance with Section 10.02 of the Indenture and the information set forth immediately below shall apply to each Pledgor, respectively:

          Coso Energy Developers
          c/o Caithness Energy, L.L.C.
          1114 Avenue of the Americas, 41st Floor
          New York, NY 10036-7790

          Coso Finance Partners
          c/o Caithness Energy, L.L.C.
          1114 Avenue of the Americas, 41st Floor
          New York, NY 10036-7790

          Coso Power Developers
          c/o Caithness Energy, L.L.C.
          1114 Avenue of the Americas, 41st Floor
          New York, NY 10036-7790


     19.  Absence of Fiduciary Relation.   Collateral Agent undertakes to
          -----------------------------
perform or to observe only such of its agreements and obligations as are specifically set forth in this Stock Pledge Agreement or any other Security Document, and no implied agreements, covenants or obligations with respect to any Pledgor, any Affiliate of such Pledgor or any other party to the Indenture or any other Transaction Document to which any Pledgor is a party shall be read into this Stock Pledge Agreement against Collateral Agent, any of the Holders of the Senior Secured Notes, or any Permitted Additional Senior Lenders; none of Collateral Agent, Trustee, any of the Holders of the Senior Secured Notes or any Permitted Additional Senior Lenders in its and their capacity as such is a fiduciary of and shall not owe or be deemed to owe any fiduciary duty to any Pledgor, any Affiliate of such Pledgor or any other party to any Transaction Document to which any Pledgor is a party, except as otherwise specifically required by law.

     20.  Survival of Representations and Warranties.  All agreements,
          ------------------------------------------
representations and warranties made herein shall survive the execution and delivery of this Stock Pledge Agreement and the other Financing Documents, and shall be deemed to be material and to have been relied upon by Collateral Agent, any of the Holders of the Senior Secured Notes and the Permitted Additional Senior Lenders, if any, regardless of any investigation made by or on behalf of any of Collateral Agent, Trustee, any of the Holders of the Senior Secured Notes and the Permitted Additional Senior Lenders, if any. Notwithstanding anything in this Stock Pledge Agreement or implied by law to the contrary, the agreements and obligations of Pledgors set forth in Section 4.10 shall survive until the payment or prepayment in full of the Obligations and the termination of this Stock Pledge Agreement in accordance with Section 30 hereof.

          21.  No Waiver; Cumulative Remedies.   By exercising or failing to
               ------------------------------
exercise any of its rights, options or elections hereunder (without also expressly waiving the same in writing), Collateral Agent, on behalf of Trustee, the Holders of the Senior Secured Notes and the Permitted Additional Senior Lenders, if any, shall not be deemed to have waived any breach or default on the part of any Pledgor or to have released such Pledgor from any of its obligations secured hereby. No failure on the part of Collateral Agent to exercise, and no delay in exercising (without also expressly waiving the same in writing) any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof, or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law. Collateral Agent, acting on behalf of the Holders of the Senior Secured Notes and the Permitted Additional Senior Lenders, if any, shall have all of the rights and remedies granted under any Financing Document, and available at law or in equity, and these same rights and remedies may be pursued separately, successively or concurrently against any Pledgor or any Collateral, at the discretion of Collateral Agent.

          22.  Severability.   Any provision of this Stock Pledge Agreement
               ------------
which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization, without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction. Where provisions of any law or regulation resulting in such prohibition or unenforceability may be waived they are hereby waived by each Pledgor and Collateral Agent to the full extent permitted by law so that this Stock Pledge Agreement shall be deemed a valid, binding agreement, and the Security Interest created hereby shall constitute a continuing first lien on and first perfected security interest in the Collateral, in each case enforceable in accordance with its terms.

          23.  Exculpatory Provisions; Reliance by Collateral Agent.
               ----------------------------------------------------

               23.1  Exculpatory Provisions.  Neither Collateral Agent, Trustee,
                     ----------------------
the Holders of the Senior Secured Notes and the Permitted Additional Senior Lenders, if any, nor any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates (the "Exculpated Parties") shall be
                                              ------------------
liable to any Pledgor for any action taken or omitted to be taken by it or them under or in connection with this Stock Pledge Agreement or any other Transaction Document to which such Pledgor is a party, except for the Exculpated Parties' own negligence or willful misconduct, or responsible in any manner to any Person for any recitals, statements, representations or warranties made by such Pledgor or any officer thereof contained in this Stock Pledge Agreement or any other Transaction Document to which such Pledgor is a party or in any certificate, report, statement or other document referred to or provided for in, or received by Collateral Agent, Trustee, any Holder of the Senior Secured Notes and the Permitted Additional Senior Lenders, if any, under or in connection with, this Stock Pledge Agreement or any other Transaction Document to which a Pledgor is a party or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Stock Pledge Agreement or any other Transaction Document to which such Pledgor is a party or for any failure of such Pledgor to perform any of the Obligations. Neither Collateral Agent, Trustee, any Holder of the Senior Secured Notes nor the Permitted Additional Senior Lenders, if any, shall be under any obligation to any Person to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Stock Pledge Agreement or any other Transaction Document to which any Pledgor is a party, or to inspect the properties or records of any Pledgor.

          23.2  Reliance by Collateral Agent.   Collateral Agent shall be
                ----------------------------
entitled to conclusively rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to Pledgor), independent accountants and other experts selected by Collateral Agent. Collateral Agent shall have no obligation to any Person to act or refrain from acting or exercising any of its rights under this Stock Pledge Agreement.

     24.  Amendment.   No modification or waiver of any of the provisions of
          ---------
this Stock Pledge Agreement shall be binding on any party hereto, except as expressly set forth in a writing duly signed and delivered by all parties hereto and which is otherwise in accordance with Article 8 of the Indenture.

     25.  Successors and Assigns.  This Stock Pledge Agreement shall be binding
          ----------------------
upon and inure to the benefit of each Pledgor and Collateral Agent for the benefit of the Holders of the Senior Secured Notes and the Permitted Additional Senior Lenders, if any, and their respective successors and assigns. In the event of any assignment or transfer by any Holder of any instrument evidencing all or any part of the Obligations, the holder of such instrument shall, subject to the Indenture, be entitled to the benefits of this Stock Pledge Agreement.

     26.  Number and Gender.   Whenever used in this Stock Pledge Agreement,
          -----------------
the singular number shall include the plural and the plural the singular, and the use of any gender shall be applicable to all genders.

     27.  Subrogation, etc.   Notwithstanding any payment or payments made by
          ------------------
such Pledgor or the exercise by Collateral Agent of any of the remedies provided under this Stock Pledge Agreement or any of the Financing Documents, each Pledgor shall have no claim (as defined in 11 U.S.C. (S) 101(5)) of subrogation to any of the rights of the Holders against Issuer, any Pledgor or any Collateral or guaranty held by the Holders of the Senior Secured Notes and the Permitted Additional Senior Lenders, if any, for the satisfaction of any of the Obligations, nor shall such Pledgor have any claims (as defined in 11 U.S.C. (S) 101(5)) for reimbursement, indemnity, exoneration or contribution from Issuer in respect of payments made by such Pledgor hereunder. Notwithstanding the foregoing, if any amount shall be paid to a Pledgor on account of such subrogation, reimbursement, indemnity, exoneration or contribution rights at any time, such amount shall be held by such Pledgor in trust for the Holders of the

Senior Secured Notes, and Permitted Additional Senior Lenders if any, segregated from other funds of such Pledgor, and shall be turned over to Collateral Agent for the benefit of the Holders of the Senior Secured Notes and the Permitted Additional Senior Lenders, if any, in the exact form received by such Pledgor (duly endorsed by such Pledgor to Collateral Agent for the benefit of Trustee, the Holders of the Senior Secured Notes and the Permitted Additional Senior Lenders, if any, if required), to be applied against such amounts in such order as Collateral Agent may elect.

          28.  Captions.   The captions, headings and table of contents used in
               --------
this Stock Pledge Agreement are for convenience only and do not and shall not be deemed to affect, limit, amplify or modify the terms and provisions hereof.

          29.  Applicable Law.   This Stock Pledge Agreement, including all
               --------------
matters of construction, validity, performance and the creation, validity, enforcement or priority of the lien of, and security interests created by, this Stock Pledge Agreement in or upon the Collateral shall be governed by the laws of the State of New York, without reference to conflicts of law (other than Section 5-1401 of the New York General Obligations Law), except as required by mandatory provisions of law and except to the extent that the validity or perfection of the lien and security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of New York.

          30.  Continuing Security Interest; Termination.   This Stock Pledge
               -----------------------------------------
Agreement shall create a continuing assignment, pledge and first priority Security Interest in the Collateral, subject only to Permitted Liens, and shall remain in full force and effect for the benefit of Collateral Agent, Trustee and the other Holders of the Senior Secured Notes and the Permitted Additional Senior Lenders, if any, until all Obligations to be paid or performed by Issuer under the Indenture have been paid and performed in full. Upon the happening of such event, the Security Interest granted hereby shall terminate. Upon such termination, Collateral Agent shall, upon the request and at the expense of any Pledgor, execute and deliver to such Pledgor such documents as such Pledgor shall reasonably request to evidence such termination or expiration.

          31.  Payments Set Aside.   To the extent that a Pledgor makes a
               ------------------
payment or payments to Collateral Agent, Trustee and/or any Holder of the Senior Secured Notes and the Permitted Additional Senior Lenders, if any, or Collateral Agent, Trustee and/or any Holder of the Senior Secured Notes and the Permitted Additional Senior Lenders, if any, enforces the Security Interests or Collateral Agent exercises its right of set-off, and such payment or payments or the proceeds of such enforcement or set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the Obligations or any part thereof originally intended to be satisfied, and this Stock Pledge Agreement and all Liens, rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or set-off had not occurred.

          32.  Counterparts.   This Stock Pledge Agreement may be executed in
               ------------
any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          33.  Non-Recourse.   No past, present or future director, officer,
               ------------
employee, partner, incorporator, management committee or stockholder of a Pledgor, as such, shall have any liability for any obligations of such Pledgor under this Stock Pledge Agreement or for any claim based on, in respect of, or by reason of, such obligations or their creation. Collateral Agent waives and releases all such liability.

          34.  Regarding the Collateral Agent.    The Collateral Agent shall be
               ------------------------------
afforded all of the rights, powers, protections, immunities and indemnities set forth in those certain Security Agreements dated as of the date hereof between each of the Pledgors and Collateral Agent as if the same were specifically set forth herein.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused this Stock Pledge Agreement to be executed as of the day and year first above written.


                         COSO FINANCE PARTNERS,
                         a California general partnership

                         By:  New CLOC Company, LLC,
                              a Delaware limited liability company,
                              its Managing General Partner

                              By:  /s/ Christopher T. McCallion
                                   ----------------------------
                                   Christopher T. McCallion
                                   Executive Vice President

                         By:  ESCA, LLC,
                              a Delaware limited liability company,
                              its General Partner

                              By:  /s/ Christopher T. McCallion
                                   ----------------------------
                                   Christopher T. McCallion
                                   Executive Vice President

                         COSO ENERGY DEVELOPERS,
                         a California general partnership

                         By:  New CHIP Company, LLC,
                              a Delaware limited liability company,
                              its Managing General Partner

                              By:  /s/ Christopher T. McCallion
                                   ----------------------------
                                   Christopher T. McCallion
                                   Executive Vice President

                         By:       Caithness Coso Holdings, LLC,
                                   a Delaware limited liability company,
                                   its General Partner

                                   By:  /s/ Christopher T. McCallion
                                        ----------------------------
                                        Christopher T. McCallion
                                        Executive Vice President

                               COSO POWER DEVELOPERS,
                               a California general partnership

                               By:  New CTC Company, LLC,
                                    a Delaware limited liability company,
                                    its Managing General Partner

                                    By:  /s/ Christopher T. McCallion
                                         ----------------------------
                                         Christopher T. McCallion
                                         Executive Vice President

                               By:  Caithness Navy II Group, LLC,
                                    a Delaware limited liability company,
                                    its General Partner

                                    By:  /s/ Christopher T. McCallion
                                         ----------------------------
                                         Christopher T. McCallion
                                         Executive Vice President

                               U.S. BANK TRUST NATIONAL ASSOCIATION,
                               as Collateral Agent

                               By:    /s/ Judy P. Manansala
                                      ---------------------
                               Name:  Judy P. Manansala
                                      ---------------------
                               Title: Trust Officer
                                      ---------------------

                     ACKNOWLEDGMENT AND CONSENT OF ISSUER


          Caithness Coso Funding Corp., a Delaware corporation ("Issuer"),
                                                                 ------
hereby acknowledges receipt of a copy of the above Stock Pledge Agreement, agrees to be bound by and comply with the terms thereof, including, without limitation, Section 6 thereof, and agrees to perform all covenants and obligations therein which, by their express or implied terms are to be performed by Issuer.


                                    CAITHNESS COSO FUNDING CORP., a Delaware corporation


                                    By:  /s/ Christopher T. McCallion
                                         ----------------------------
                                         Christopher T. McCallion
                                         Executive Vice President

                                  Schedule 2.1
                                  ------------

                                     Stock


                                                                                     Percentage of
                                       Stock                                          Outstanding
      Stockholder                      Certificate No.           No. of Shares          Shares
      -----------                      ---------------           -------------       -------------
Coso Energy Developers                       3                        100                33.33%

Coso Finance Partners                        4                        100                33.33%

Coso Power Developers                        2                        100                33.33%